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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 6, 1999
                                                 ------------------

                     AK STEEL HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware            File No. 1-13696           31-1401455
  (State or other    (Commission file number)      (IRS employer
  jurisdiction of                                  identification
  incorporation)                                   number)


      703 Curtis Street, Middletown, Ohio          45043
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(Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated October 6, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that its board of directors declared a regular quarterly common stock dividend of $0.125 per share, payable on November 17, 1999 to shareholders of record on October 21, 1999, including those who were formerly common shareholders of Armco Inc., which was acquired on September 30, 1999.

     The Company also said that it expects to report third quarter earnings following the close of the market on October 21, 1999. The Company noted that, because of pooling of interests accounting, reported results would include the operations of Armco for the entire period.



Item 7.   Exhibit.
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          (a)    Financial Statements of business acquired:

                 Not applicable.

          (b)    Pro Forma financial information:

                 Not applicable.

          (c)    Exhibit:

                 (1)  Press Release, dated October 6, 1999

                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/ Brenda S. Harmon
                                  --------------------------
                                  Brenda S. Harmon
                                  Secretary


Dated:  October 6, 1999

                                       3
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated October 6, 1999                  5